UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

Applied Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38898	81-3405262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Fifth Avenue, Suite 1400
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 220-9226

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	APLT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on February 7, 2025, Applied Therapeutics, Inc. (the “Company”) received a notification letter (the “Bid Price Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock, par value $0.0001 per share (the “Common Stock”), has been below the minimum $1.00 per share required (the “Bid Price Requirement”) for continued listing on the Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was given 180 calendar days, or until August 6, 2025, to regain compliance with the Bid Price Requirement pursuant to Nasdaq Listing Rule 5450(a)(1).

On August 13, 2025, the Company received a notice (the “Extension Notice”) from Nasdaq informing the Company that Nasdaq has granted the Company an additional 180 calendar days, or until February 2, 2026, to regain compliance with the Bid Price Requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). In connection with the Extension Notice, the listing of the Common Stock will be transferred from the Nasdaq Global Market to the Nasdaq Capital Market, effective as of August 15, 2025. The Extension Notice has no other immediate effect on the listing of the Common Stock.

The Company intends to continue actively monitor the bid price for its Common Stock between now and February 2, 2026, and will consider available options to resolve the deficiency and regain compliance with the Bid Price Requirement. These options include, but are not limited to, effecting a reverse stock split, if necessary, to attempt to regain compliance. If at any time before February 2, 2026, the closing bid price of the Common Stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written confirmation that the Company has regained compliance with the Bid Price Requirement. If the Company does not regain compliance within the additional compliance period, Nasdaq will provide notice that the Common Stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel. There is no assurance, however, that the Company will regain compliance with the Bid Price Requirement or that the Common Stock will not be delisted from Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED THERAPEUTICS, INC.

Date:	August 14, 2025	By:	/s/ Les Funtleyder
Les Funtleyder, Interim Chief Executive Officer and Chief Financial Officer